Exhibit 99.1

LRR Energy, L.P. Announces Revised Record Date for Special Meeting of Unitholders

Houston, Texas (August 18, 2015) - LRR Energy, L.P. (NYSE: LRE) (“LRR Energy”) announced today it has established a revised record date for the special meeting of unitholders to be held in connection with the previously announced merger with Vanguard Natural Resources, LLC (“Vanguard”) based on LRR Energy’s anticipated schedule for completion of the Securities and Exchange Commission (“SEC”) review of Vanguard’s Registration Statement on Form S-4 related to the proposed merger. At the special meeting, LRR Energy unitholders will vote on the following items: (i) to consider and vote on the proposal to approve the previously announced Purchase Agreement and Plan of Merger, dated as of April 20, 2015, by and among LRR Energy, Vanguard and various of their respective affiliates (the “Merger Agreement”), (ii) to consider and vote on an advisory, non-binding basis, the merger-related compensation payments that may become payable to certain of LRR Energy’s named executive officers in connection with the merger, and (iii) to consider and vote on the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement at the time of the special meeting.

LRR Energy unitholders of record at the close of business on August 28, 2015, will be entitled to receive notice of the special meeting and to vote at the special meeting. The revised date, time and location of the special meeting of unitholders will be set and announced at a later time. Subject to satisfaction of customary closing conditions, including receipt of LRR Energy unitholder approval, the transaction is expected to close in October 2015.

About LRR Energy, L.P.

LRR Energy is a Delaware limited partnership formed in April 2011 by affiliates of Lime Rock Resources to operate, acquire, exploit and develop producing oil and natural gas properties in North America.  LRR Energy’s properties are located in the Permian Basin region in West Texas and Southeast New Mexico, the Mid-Continent region in Oklahoma and East Texas and the Gulf Coast region in Texas.

Important Information and Where to Find It

In connection with the proposed merger, Vanguard filed with the SEC a preliminary Registration Statement on Form S-4 that includes a preliminary proxy statement of LRR Energy that also constitutes a preliminary prospectus of Vanguard.  A definitive proxy statement/prospectus will be sent to security holders of LRR Energy seeking their approval with respect to the proposed merger.  Vanguard and LRR Energy also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other documents filed by Vanguard and LRR Energy with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Vanguard will be available free of charge on Vanguard’s internet website at http://www.vnrllc.com or by contacting Vanguard’s Investor Relations Department by email at investorrelations@vnrllc.com or by phone at (832) 327-2234.  Copies of the documents filed with the SEC by LRR Energy will be available free of charge on LRR Energy’s internet website at http://www.lrrenergy.com or by contacting LRR Energy’s Investor Relations Department by email at info@lrrenergy.com or by phone at (713) 345-2145.

Participants in the Solicitation

Vanguard, LRR Energy, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain information regarding Vanguard’s directors, executive officers and other members of its management and employees in Vanguard’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Vanguard’s proxy statement for its 2015 annual meeting, which was filed with the SEC on April 20, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  Investors and security holders may obtain information regarding LRR Energy’s directors, executive officers and other members of their management and employees in LRR Energy’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 4, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the SEC. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to Vanguard and LRR Energy and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “believe,” “will” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Vanguard, LRR Energy or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain unitholder approval of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Vanguard’s and LRR Energy’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Vanguard or LRR Energy; declines in oil, natural gas liquids or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Vanguard’s and LRR Energy’s credit agreements; the ability of Vanguard and LRR Energy to comply with covenants contained in the agreements governing their indebtedness; ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions; and other risks described under the caption “Risk Factors” in Vanguard’s and LRR Energy’s Annual Reports on Form 10-K for the period ended December 31, 2014.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates.  Except as required by law, neither Vanguard nor LRR Energy intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts:

Angelique Brou

Financial Reporting Manager

(713) 345-2145

abrou@lrrenergy.com

Jaime Casas

Chief Financial Officer

(713) 345-2126

jcasas@lrrenergy.com